[Logo] M F S(R)
INVESTMENT MANAGEMENT                                         ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 2000


                           A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) EMERGING MARKETS
                           EQUITY SERIES

MFS(R) EMERGING MARKETS EQUITY SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                INVESTOR SERVICE
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
DIRECTOR OF INTERNATIONAL                           contact your investment professional.
EQUITY RESEARCH
David A. Antonelli*                                 CUSTODIAN
                                                    State Street Bank and Trust Company
TREASURER
James O. Yost*                                      AUDITORS
                                                    Deloitte & Touche LLP
ASSISTANT TREASURERS
Mark E. Bradley*                                    WORLD WIDE WEB
Robert R. Flaherty*                                 www.mfs.com
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o face-to-face contact with senior management as well as frontline workers

o analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers

o contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2000, the series provided a total return of -22.82% (including the reinvestment of any distributions). This compares to returns of -30.61% and -30.90%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets, and the Lipper Emerging Markets Fund Index (the Lipper Index). The Lipper indices are unmanaged indices of the largest qualifying funds within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

In recent months we've seen a lot of correlation between the performance of the U.S. market and emerging markets. As investors became increasingly concerned about stock valuations, whether future earnings could support those prices, and a potential slowdown in global economic growth, we've witnessed broad-based selling in emerging markets. While we believe we're likely to see more volatility and weakness in emerging markets in the near term, our outlook is becoming increasingly positive. We're basing our outlook on the availability and ease of finding attractively valued companies that are well managed, that are growing their businesses, and that represent solid long-term investments. Money has slowly but surely started to make its way back into sectors other than technology and telecommunications, and we believe this trend means more upside potential for companies such as Empresa and PetroChina in the aerospace and energy sectors.

Despite the difficult environment, the fund outperformed its benchmarks during the period because we were quick to recognize that stock valuations for many technology and telecommunications companies had gotten very expensive relative to their earnings and business outlooks. Despite owning a number of technology companies with strong management teams and solid long-term prospects, we felt they were about to come under extreme pressure given the strong possibility for earnings disappointments and a slowdown in global economic activity. As a result, we significantly reduced the series' exposure to technology and telecommunications stocks, especially in Asia, because the region seemed most vulnerable to an economic slowdown given its reliance on oil imports and the negative effects high energy prices could have on economic growth. These stocks have come under extreme pressure in recent months, and our underweighting relative to the indices aided performance.

Other changes we made to the portfolio in an effort to improve results included significantly increasing the series' exposure to financial services and energy companies, which provided much-needed stability in a volatile and weak environment for emerging markets. In addition, we continued to focus our efforts on extensive bottom-up fundamental research that led us to companies such as Mexican airport operator Grupo Aeroportuario. We believe this holding represents excellent value and strong long-term growth opportunities.

We have certainly seen numerous signs that global economic activity has slowed and that emerging markets, which depend very heavily on exports and healthy economic growth, have been affected. At the same time, we have seen a couple of other factors affecting the global economy; namely, the steep increase in oil prices that has hit net importers of oil the hardest, and the implosion of the technology bubble. We've seen economies in Asia suffer the most because they are net importers of oil, and their markets are heavily concentrated in technology companies. Another factor that caused us to reduce our exposure to the Pacific Rim were signs that many Asian banks haven't completely recovered from the financial crisis they experienced a couple of years ago, which has hampered lending and future potential growth. As a result, we've concentrated on companies with positive business fundamentals within countries that have exported oil (therefore positively affected by higher oil prices), or economies that have not been as heavily reliant upon oil imports.

This environment led us to significantly increase the series' holdings in Mexico and South America during the period, but this decision wasn't based solely on the fact that many of these countries are net exporters of oil. We've seen structural changes finally take hold in South America and Mexico. Massive privatization has taken place, so governments no longer own as many assets. Whether we're talking banks, steel companies, oil companies, phone companies, or airports, many of these businesses are now run by individuals focused on maximizing profits. As a result, Latin America has transformed itself over the past 10 years and opened up to free trade, which has forced companies to become more competitive. Another reason for our enthusiasm is monetary policy. In our view, most of these countries are now very sensible and are running monetary policy for price stability, not for political reasons.

    Respectfully,

/s/ David Antonelli

    David A. Antonelli
    Director of International Equity Research

The committee of MFS International Equity Research analysts is responsible for the day-to-day management of the series under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of International Equity Research and are current only through the end of the period of the report as stated on the cover. The Director's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: October 16, 1997

Size: $1.1 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, October 16, 1997, through December 31, 2000. Index information is from November 1, 1997.)

                      MFS Emerging            MCSI            Lipper Emerging
                        Markets         Emerging Markets         Markets
                      Equity Series        Free Index          Fund Index
------------------------------------------------------------------------------
10/97                   $10,000             $10,000             $10,000
12/97                     9,000               9,867               9,630
12/98                     5,997               7,367               7,043
12/99                     8,286              12,259              11,899
12/00                     6,395               8,507               8,222

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

                                     1 Year           3 Years             Life*
-------------------------------------------------------------------------------
Cumulative Total Return             -22.82%           -28.94%           -36.05%
-------------------------------------------------------------------------------
Average Annual Total Return         -22.82%           -10.76%           -13.01%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                     1 Year           3 Years             Life*
-------------------------------------------------------------------------------
MSCI Emerging Markets Free Index#   -30.61%           - 4.83%           - 4.98%
-------------------------------------------------------------------------------
Lipper Emerging Markets Fund Index+ -30.90%           - 5.13%           - 5.99%
-------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, October 16, 1997, through December 31, 2000. Index information is from November 1, 1997.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.
  + Source: Lipper Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expense would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio's geographic concentration makes it more volatile than a portfolio that is more geographically diversified. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2000


Stocks - 97.7%
------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - 96.6%
  Australia - 2.1%
    Broken Hill Proprietary Co. Ltd. (Mining)                              2,100           $   22,137
------------------------------------------------------------------------------------------------------
  Brazil - 14.0%
    Banco Bradesco S.A. (Banks and Credit Cos.)*                          18,850           $       60
    Banco Bradesco S.A., Preferred (Banks and Credit Cos.)               491,400                3,530
    Banco Itau S.A. (Banks and Credit Cos.)                              153,200               14,542
    Brasil Telecom Participacoes, ADR (Telecommunications)                    56                3,304
    Caemi Mineracao e Metalurgica S.A. (Mining)                           40,880                4,824
    Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR
      (Supermarkets)                                                         319               11,644
    Companhia de Bebidas das Americas (Breweries)                            696               17,922
    Companhia Vale Rio Doce, ADR (Mining)                                    290                7,141
    Empresa Brasileira de Aeronautica S.A., ADR (Aerospace and
      Defense)*                                                            1,050               41,738
    Petroleo Brasileiro S.A. (Oils)*                                       1,340               33,835
    Tele Norte Celular Participacoes S.A., ADR (Cellular
      Telecommunications)                                                     72                2,430
    Uniao de Banco Brasiliero S.A. (Banks and Credit Cos.)                   297                8,743
                                                                                           ----------
                                                                                           $  149,713
-----------------------------------------------------------------------------------------------------
  Chile - 1.7%
    Banco De A. Edwards, ADR (Banks and Credit Cos.)*                        290           $    3,915
    Banco Santander Chile, ADR, "A" (Banks and Credit Cos.)                  210                3,176
    Banco Santiago S.A. (Banks and Credit Cos.)                               90                1,761
    BBV Banco BHIF (Banks)                                                    80                1,185
    Compania Cervecerias Unidas S.A., ADR (Breweries)                        330                7,095
    Laboratorio Chile S.A., ADR (Pharmaceuticals)                             70                1,251
                                                                                           ----------
                                                                                           $   18,383
-----------------------------------------------------------------------------------------------------
  China - 6.6%
    China Mobile Hong Kong Ltd., ADR (Cellular
      Telecommunications)*                                                   564           $   15,298
    China Mobile Hong Kong Ltd. (Cellular Telecommunications)*             2,000               10,924
    China Petrolium and Chemical Corp (Oil and Natural Gas)*             186,000               29,334
    PetroChina Co. Ltd. (Oils)                                            92,000               15,335
                                                                                           ----------
                                                                                           $   70,891
-----------------------------------------------------------------------------------------------------
  Croatia - 0.6%
    Pliva d.d. Co., GDR (Pharmaceuticals)                                    584           $    6,774
-----------------------------------------------------------------------------------------------------
  Egypt - 0.9%
    Al Ahram Beverage Co. S.A., GDR (Breweries)*                             371           $    4,675
    Egypt Mobile Phone (Telecommunications)*                                 280                5,423
                                                                                           ----------
                                                                                           $   10,098
-----------------------------------------------------------------------------------------------------
  Estonia - 0.6%
    AS Eesti Telekom GDR (Telecommunications)                                445           $    6,925
-----------------------------------------------------------------------------------------------------
  Greece - 4.2%
    Commercial Bank of Greece (Banks and Credit Cos.)                        100           $    4,881
    Cosmote Mobile Telecommunication (Cellular
      Telecommunications)*                                                 1,500               12,236
    Hellenic Bottling (Beverages)                                            600                9,715
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                   750               11,193
    Panafon Hellenic Telecom S.A. (Cellular Telecommunications)              400                2,932
    STET Hellas Telecommunications S.A., ADR (Cellular
      Telecommunications)*                                                   322                3,381
                                                                                           ----------
                                                                                           $   44,338
-----------------------------------------------------------------------------------------------------
  Hong Kong - 2.5%
    China Southern Airline (Airlines)                                     18,000           $    5,481
    Cosco Pacific Ltd (Shipping Containers)                                8,000                6,206
    Dah Sing Financial Group (Banks and Credit Cos.)                       2,800               15,114
                                                                                           ----------
                                                                                           $   26,801
-----------------------------------------------------------------------------------------------------
  Hungary - 1.2%
    Magyar Tavkozlesi Rt., ADR (Telecommunications)                          608           $   12,426
-----------------------------------------------------------------------------------------------------
  India - 1.4%
    Reliance Industries Ltd. (Conglomerates)##                               513           $    8,310
    Videsh Sanchar Nigam Ltd., GRD (Telecommunications)*                      22                  274
    Videsh Sanchar Nigam Ltd., GRD (Telecommunications)*##                   477                5,933
                                                                                           ----------
                                                                                           $   14,517
-----------------------------------------------------------------------------------------------------
  Israel - 3.4%
    Bank Hapoalim Ltd. (Banks and Credit Cos.)                             2,000           $    5,806
    Bank Leumi Le Israel (Banks and Credit Cos.)                           2,410                5,588
    Check Point Software Technologies Ltd. (Software)*                       135               18,031
    Partner Communications Co. Ltd., (Cellular Telephones)*                1,109                6,515
                                                                                           ----------
                                                                                           $   35,940
-----------------------------------------------------------------------------------------------------
  Malaysia - 0.5%
    Petronas Gas Berhad (Natural Gas)##                                    3,000           $    5,093
-----------------------------------------------------------------------------------------------------
  Mexico - 16.1%
    Cemex S.A. de C.V. (Construction)                                        150           $    2,709
    Fomento Economico Mexicano S.A. (Breweries)                               85                2,539
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)*                                                    2,240               37,240
    Grupo Continential, S.A. (Beverages)                                   2,295                2,508
    Grupo Financiero Banamex (Banks)*                                      5,250                8,632
    Grupo Financiero Banorte S.A. de C.V. (Banks)*                         3,201                4,330
    Grupo Iusacell S.A. de C.V., ADR (Cellular
      Telecommunications)*                                                   519                5,060
    Grupo Modelo S.A. de C.V. (Breweries)                                  8,385               22,250
    Grupo Televisa S.A. de C.V., GDR (Media)*                                344               15,459
    Kimberly-Clark de Mexico S.A. de C.V. (Household Products)             2,382                6,593
    Nuevo Grupo Mexico (Metals)*                                           1,086                3,277
    Organiz Soriana S.A., "B" (Retail)                                     2,329                5,950
    Telefonos de Mexico S.A., ADR (Telecommunications)                       879               39,665
    Tubos de Acero de Mexico S.A. (Steel)                                    607                8,680
    Walmart de Mexico (Retail)*                                            3,579                7,113
                                                                                           ----------
                                                                                           $  172,005
-----------------------------------------------------------------------------------------------------
  Panama - 0.6%
    Banco Latinoamericano de Exportaciones, S.A. (Banks and Credit Cos.)     200           $    6,913
-----------------------------------------------------------------------------------------------------
  Philippines - 0.6%
    Ayala Corp. (Real Estate)                                             19,000           $    2,932
    Bank of Philippine Islands (Banks and Credit Cos.)                     2,600                3,022
                                                                                           ----------
                                                                                           $    5,954
-----------------------------------------------------------------------------------------------------
  Poland - 1.9%
    Polski Koncern Naftowy Orlen S.A., GDR (Oils)##                        1,230           $   13,530
    Telekomunikacja Polska S.A., GDR (Telecommunications)                    960                6,480
                                                                                           ----------
                                                                                           $   20,010
-----------------------------------------------------------------------------------------------------
  Russia - 3.0%
    Lukoil Oil Co., ADR (Oils)                                               290           $   10,730
    Mobile Telesystems (Telecommunications)*                                 240                5,760
    Surgutneftegaz (Oils)*                                                 1,050               10,920
    Tatneft (Oils)                                                           670                4,732
                                                                                           ----------
                                                                                           $   32,142
-----------------------------------------------------------------------------------------------------
  Singapore - 3.0%
    Datacraft Asia Ltd. (Computer Services                                 2,000           $    9,440
    DBS Group Holdings Ltd. (Financial Services)                           1,000               11,320
    Overseas Chinese Banking Corp. Ltd. (Banks and Credit Cos.)            1,000                7,450
    Singapore Exchange Ltd. (Security Exchange Services)*                  5,000                3,754
                                                                                           ----------
                                                                                           $   31,964
-----------------------------------------------------------------------------------------------------
  South Africa - 6.8%
    Anglo American Platinum (Precious Metals)                                100           $    4,671
    De Beers Centenary AG (Diamond Mines and Wholesales)                     630               16,662
    De Beers Consolidated Mines Ltd. (Diamond Mines and
      Wholesales)                                                            131                3,504
    Gencor Ltd. (Precious Metals)                                            700                2,870
    Impala Platinum Holdings Ltd. (Mining)                                   100                5,099
    Investec Group Ltd. (Financial Services)                                 190                6,332
    Johnnic Communications Ltd. (Media)*                                     200                3,412
    Johnnic Holdings Ltd. (Media)                                            300                3,253
    Liberty Life Association of Africa Ltd. (Insurance)                      840                7,498
    Sasol Ltd. (Oils)                                                      1,415                9,159
    South African Breweries Ltd. (Breweries)                                 806                5,670
    Standard Bank Investment Corp. Ltd. (Banks and Credit Cos.)*           1,220                4,921
                                                                                           ----------
                                                                                           $   73,051
-----------------------------------------------------------------------------------------------------
  South Korea - 4.1%
    Housing & Commercial Bank of Korea (Banks and Credit Cos.)               340           $    7,726
    Korea Telecom Corp. (Telecommunications)                                 682               21,142
    LG Chemical Ltd. (Chemicals)                                             500                4,493
    Pohang Iron & Steel Co. Ltd. (Steel)                                      80                4,846
    Samsung Securities Co. Ltd. (Finance)                                    300                5,511
                                                                                           ----------
                                                                                           $   43,718
-----------------------------------------------------------------------------------------------------
  Taiwan - 3.3%
    Acer Inc. (Computers Systems)                                          2,157           $    4,853
    Advanced Semiconductor Engineering Corp. (Electronics)*                1,393                4,266
    Ritek Corp. (Computer - Software Systems)##                              726                2,105
    Taipei Fund (Holding Company and Other Investments)*                       3               14,616
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR
      (Electronics)                                                          542                9,350
                                                                                           ----------
                                                                                           $   35,190
-----------------------------------------------------------------------------------------------------
  Thailand - 1.9%
    BEC World Public Co. Ltd. (Media)                                      1,700           $    8,471
    BEC World Public Co. Ltd. (Alien Mkt) (Media)                            300                1,384
    PTT Exploration and Product Public Co. (Natural Gas)*                  4,300               10,018
                                                                                           ----------
                                                                                           $   19,873
-----------------------------------------------------------------------------------------------------
  Turkey - 1.8%
    Akbank T.A.S. (Banks and Credit Cos.)                                639,300           $    4,056
    Anadolu Efes Biracilik VE (Breweries)*                               131,400                6,376
    Turkiye Garanti Bankasi (Banks and Credit Cos.)*                   1,010,529                5,658
    Yapi ve Kredi Bankasi (Banks and Credit Cos.)                        554,000                2,853
                                                                                           ----------
                                                                                           $   18,943
-----------------------------------------------------------------------------------------------------
  United Kingdom - 13.8%
    Antofagasta Holdings PLC (Mining)                                        383           $    2,519
    HSBC Holdings PLC, (HK) (Banks and Credit Cos.)*                       6,055               90,058
    Old Mutual (Insurance)                                                 5,220               12,953
    Standard Chartered PLC (Banks and Credit Cos.)*                        2,890               41,666
                                                                                           ----------
                                                                                           $  147,196
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $1,030,995
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 1.1%
    ICN Pharmaceuticals, Inc. (Pharmaceuticals)                              390           $   11,968
-----------------------------------------------------------------------------------------------------
Total Stocks                                                                               $1,042,963
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,160,996)                                            $1,042,963

Other Assets, Less Liabilities - 2.3%                                                          24,963
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $1,067,926
-----------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,160,996)                $1,042,963
  Investments of cash collateral for securities loaned, at
    identified cost and value                                           165,870
  Foreign currency, at value (identified cost, $15,324)                  14,328
  Receivable for series shares sold                                         263
  Receivable for investments sold                                        20,007
  Dividends receivable                                                    1,356
  Deferred organization expenses                                          3,286
  Other assets                                                                9
                                                                     ----------
      Total assets                                                   $1,248,082
                                                                     ----------
Liabilities:
  Payable to custodian                                               $    5,851
  Payable for investments purchased                                       5,500
  Collateral for securities loaned, at value                            165,870
  Payable to affiliates -
    Management fee                                                            4
  Accrued expenses and other liabilities                                  2,931
                                                                     ----------
      Total liabilities                                              $  180,156
                                                                     ----------
Net assets                                                           $1,067,926
                                                                     ==========
Net assets consist of:
  Paid-in capital                                                    $1,731,549
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (119,066)
  Accumulated net realized loss on investments and foreign
    currency transactions                                              (543,557)
  Accumulated net investment loss                                        (1,000)
                                                                     ----------
      Total                                                          $1,067,926
                                                                     ==========
Shares of beneficial interest outstanding                              169,806
                                                                       =======
Net asset value per share
  (net assets / shares of beneficial interest outstanding)              $6.29
                                                                        =====
See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                         $     711
    Income on securities loaned                                          1,144
    Dividends                                                           15,326
    Foreign taxes withheld                                              (1,118)
                                                                     ---------
      Total investment income                                        $  16,063
                                                                     ---------
  Expenses -
    Management fee                                                   $  16,154
    Administrative fee                                                     189
    Trustees' compensation                                               2,180
    Shareholder servicing agent fee                                        453
    Custodian fee                                                       15,277
    Auditing fees                                                       17,900
    Printing                                                             5,524
    Amortization of organization expenses                                1,838
    Legal fees                                                           2,127
    Miscellaneous                                                        1,515
                                                                     ---------
      Total expenses                                                 $  63,157
    Reduction of expenses by investment adviser                        (42,311)
    Fees paid indirectly                                                  (856)
                                                                     ---------
      Net expenses                                                   $  19,990
                                                                     ---------
        Net investment loss                                          $  (3,927)
                                                                     ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $ (21,266)
    Foreign currency transactions                                       (2,283)
                                                                     ---------
      Net realized loss on investments and foreign currency
        transactions                                                 $ (23,549)
                                                                     ---------
  Change in unrealized depreciation -
    Investments                                                      $(288,321)
    Translation of assets and liabilities in foreign currencies           (840)
                                                                     ---------
      Net unrealized loss on investments and foreign currency
        translation                                                  $(289,161)
                                                                     ---------
        Net realized and unrealized loss on investments and
          foreign currency                                           $(312,710)
                                                                     ---------
          Decrease in net assets from operations                     $(316,637)
                                                                     =========
See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                  2000                      1999
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                   $     (3,927)             $      4,681
  Net realized gain (loss) on investments and foreign
    currency transactions                                             (23,549)                 (188,161)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                             (289,161)                  650,717
                                                                 ------------              ------------
    Increase (decrease) in net assets from operations            $   (316,637)             $    467,237
                                                                 ------------              ------------
Distributions declared to shareholders -
  From net investment income                                     $       --                $       (454)
                                                                 ------------              ------------
    Total distributions declared to shareholders                 $       --                $       (454)
                                                                 ------------              ------------
Net decrease in net assets from series share transactions        $    (59,254)             $   (438,585)
                                                                 ------------              ------------
      Total increase (decrease) in net assets                    $   (375,891)             $     28,198
Net assets:
  At beginning of year                                              1,443,817                 1,415,619
                                                                 ------------              ------------
  At end of year (including accumulated net investment loss
    of $1,000 and $7,731, respectively)                          $  1,067,926              $  1,443,817
                                                                 ============              ============

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,                         PERIOD ENDED
                                                   ---------------------------------------------------           DECEMBER 31,
                                                     2000                  1999                  1998                  1997*
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $ 8.16                $ 5.90                $ 9.00                 $10.00
                                                   ------                ------                ------                 ------
Income from investment operations# -
  Net investment income (loss)(S)                  $(0.02)               $ 0.02                $ 0.11                 $ --  +++
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                    (1.85)                 2.24                 (3.11)                 (1.00)
                                                   ------                ------                ------                 ------
      Total from investment operations             $(1.87)               $ 2.26                $(3.00)                $(1.00)
                                                   ------                ------                ------                 ------
Less distributions declared to shareholders -
  From net investment income                       $ --                  $ --  +++             $(0.10)                $ --
  From paid-in capital                               --                    --                    --  +++                --
                                                   ------                ------                ------                 ------
      Total distributions declared to
        shareholders                               $ --                  $ --                  $(0.10)                $ --
                                                   ------                ------                ------                 ------
Net asset value - end of period                    $ 6.29                $ 8.16                $ 5.90                 $ 9.00
                                                   ======                ======                ======                 ======
Total return                                       (22.82)%               38.18%               (33.37)%               (10.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         1.61%                 1.57%                 1.53%                  1.50%+
  Net investment income (loss)                      (0.30)%                0.35%                 1.49%                  0.16%+
Portfolio turnover                                    147%                  148%                   73%                     8%
Net assets at end of year (000 Omitted)            $1,068                $1,444                $1,416                 $1,357

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                        $(0.27)               $(0.27)               $(0.02)                $(0.15)
        Ratios (to average net assets):
          Expenses##                                 4.88%                 6.09%                 3.26%                  5.92%+
          Net investment loss                       (3.57)%               (4.17)%               (0.24)%                (4.26)%+
    * For the period from the commencement of the series investment operations, October 16, 1997, through December 31, 1997.
    + Annualized.
   ++ Not annualized.
  +++ Per share amount was less than $0.01.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Markets Equity Series (the series) is a diversified series of MFS Series Trust Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and /or life insurance products. As of December 31, 2000, there were 6 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses- Costs incurred by the series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of series operations.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, the value of securities loaned was $160,735. These loans were collateralized by cash of $165,870 which was invested in the following short-term obligations:

      ISSUER                                         SHARES          VALUE
      -------------------------------------------------------------------------
      Navigator Securities Lending Prime Portfolio   165,870        $165,870

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 2000 $10,658 was reclassified from accumulated net realized loss on investments and foreign currency transactions, to accumulated net investment loss due to differences between book and tax accounting for mortgage-backed securities and foreign currency transactions. In addition, $13,137 was redesignated as a tax return of capital distribution. This change had no effect on the net assets or net asset value per share.

Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

At December 31, 2000, the series for federal income tax purposes, had a capital loss carryforward of ($517,958) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2008, ($24,657), December 31, 2007, ($151,129),
December 31, 2006, ($332,045), and December 31, 2005, ($10,127).

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.25% of the series' average daily net assets.

The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2000, aggregate unreimbursed expenses amounted to $140,410.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,823,342 and $1,892,935, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $1,169,224
                                                                ----------
Gross unrealized depreciation                                   $ (193,416)
Gross unrealized appreciation                                       67,155
                                                                ----------
    Net unrealized depreciation                                 $ (126,261)
                                                                ==========
(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                        YEAR ENDED DECEMBER 31, 2000     YEAR ENDED DECEMBER 31, 1999
                                       -----------------------------     ----------------------------
                                         SHARES              AMOUNT        SHARES              AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                               8,678           $  66,473        26,133           $ 163,817
Shares issued to shareholders in
  reinvestment of distributions                                                55                 454
Shares reacquired                       (15,839)           (125,727)      (89,207)           (602,856)
                                        -------           ---------       -------           ---------
    Net decrease                         (7,161)          $ (59,254)      (63,019)          $(438,585)
                                        =======           =========       =======           =========

(6) Line of Credit
The series and other affiliated series participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. Interest expense incurred on the borrowings amounted to $89 for the year December 31, 2000. The average dollar amount of borrowings was $1,419 and the weighted average interest rate on these borrowings was 6.16%. A commitment fee of $6 which is based on the average daily unused portion of the line of credit is included in interest expense.

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and the Shareholders of MFS Emerging Markets Equity Series:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Series, (the Series) (one of the series constituting MFS Variable Insurance Trust Series), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Series as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                          VEM-2 02/01 3.8M